8-K 1 form8-k.htm


UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE S
ECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): November 18, 2025

	       ENTREX CARBON MARKET,
INC
FKA/UHF LOGISTICS GROUP, INC.
	(Exact Name of Registrant as
Specified in Charter)
Nevada	001-363598	84-2099590
(State or Other Jurisdiction
(Commission	(IRS Employer
of Incorporation)	File Number)
Identification No.)
	150 East Palmetto Park Rd, Suite
 800, Boca Raton Fl 334323
(Address of Principal Executive Offices)
	(877) 4Entrex
(Registrant Telephone Number, Including
Area Code)


Check the appropriate box below if the
Form 8-K filing is intended to
simultaneously satisfy the filing
obligation of the registrant under any
of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to
Rule 425 under the Securities Act (17
CFR 230.425) [ ] Soliciting material
pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications
pursuant to Rule 14d-2(b) under the
Exchange Act (CFR 240.14d-2(b)) [ ]
Pre-commencement communications
pursuant to Rule 13e-4(c) under the
Exchange Act (CFR 240.13e 4(c))
Indicate by check mark whether the
registrant is an emerging growth
company as defined in Rule 405 of
the Securities Act of 1933 (230.405
of this chapter) or Rule 12b-2 of the
Securities Exchange Act of 1934
(240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate
 by check mark if the registrant has
elected not to use the extended
transition period for complying with any new or revised financial accounting standards provided pursuant to Section
13(a) of the Exchange Act. [X]






Item 1.01. Material Event
On November 18, 2025, Entrex Carbon
Market, Inc. released its unaudited
financial statements for the quarter
ended September 30, 2025. These materials, which include the Companys quarterly operating results, cash flows, and balance sheet information, are available on the OTC Markets website.


SIGNATURE

Pursuant to the requirements of the
Securities Exchange Act of 1934, the
registrant has duly caused this report
to be signed on its behalf by the
undersigned hereunto duly authorized.

Dated: November 18, 2025

ENTREX CARBON MARKET, INC


By:   /s/ Stephen H. Watkins
Name:  Stephen H. Watkins
Title:  Chief Executive Officer